                       SUPPLEMENT DATED OCTOBER 15, 2001

                                      TO


                    PROSPECTUSES DATED MAY 1, 2001 OR LATER

                          __________________________

  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2001 or later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Variable Estate Protection", "Variable Estate Protection Plus", or "Variable Estate Protection Edge". We refer to these prospectuses as the "Product Prospectuses."


                      AMENDMENTS TO PRODUCT PROSPECTUSES
                      ----------------------------------

 1. The table on the cover page of each Product Prospectus is amended to include the following additional variable investment option:

------------------------------------------------------------------------------------------------------
  VARIABLE INVESTMENT OPTION                                    MANAGED BY:
  --------------------------                                    ----------
  Ayco Growth  . . . . . . . . . . . . . . . . . . . . . . .    The Ayco Company, L.P.
------------------------------------------------------------------------------------------------------

2. The second paragraph on page 2 of each Product Prospectus is amended to include the following:

      "When you select the Ayco Growth variable investment option, we invest your money in the Ayco Growth Fund (formerly the Ayco Large Cap Growth Fund I) of the Ayco Series Trust. In this prospectus, the term 'Series Fund' includes the Ayco Series Trust, and the term 'funds' includes the Ayco Growth Fund."

3. The fund expense table appearing in the section of each Product Prospectus entitled "What charges will the Series Funds deduct from my investment in the policy?" is amended to include the following at the end thereof:


                                                                                                      Total Fund     Total Fund
                                                     Investment  Distribution and  Other Operating    Operating       Operating
                                                     Management       Service       Expenses With   Expenses With  Expenses Absent
Fund Name                                                Fee       (12b-1) Fees     Reimbursement   Reimbursement   Reimbursement
---------                                            ----------  ----------------  ---------------  -------------   -------------
AYCO SERIES TRUST (NOTE 6):
Ayco Growth Fund* . . . . . . . . . . . . . . . .     0.80%            N/A              0.20%           1.00%          3.90%


(6) The fund did not commence operations until December 1, 2000. Percentages shown reflect the investment management fees currently payable and other fund expenses allocated in the 9 month period ended September 30, 2001. The Ayco Company, L.P. has agreed to waive or limit its fees or assume other fund expenses so that total fund operating expenses will not exceed 1.00% of the fund's average daily net assets. This agreement will continue from year to year subject to annual approval by the Trustees of the Ayco Series Trust.
*    Ayco Growth Fund was formerly "Ayco Large Cap Growth Fund I."
                           __________________________

  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2000 FOR THE AYCO GROWTH FUND, THAT CONTAINS DETAILED INFORMATION ABOUT THE FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THIS VARIABLE INVESTMENT OPTION.